1 First Quarter 2023 Corporate Update May 9, 2023 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this Presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements about the financial condition, results of operations, earnings outlook and prospects of PureCycle Technologies, Inc. (“PCT”). Forward-looking statements generally relate to future events or our future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following: PCT’s ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (both in the United States, Europe, and internationally); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (in the United States, Europe and internationally); expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; PCT's ability to complete and commission its first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) in a timely and cost-effective manner; PCT's ability to complete the necessary funding with respect to, and complete the construction of t, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner; PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities; PCT's ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT's future capital requirements and sources and uses of cash; developments and projections relating to PCT's competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the securities class action case; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover or increases in employees and employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT's ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.

1Q Update: Ironton and Future Growth

IRONTON 1

- Ironton is mechanically complete, certified by independent engineer
- Completed pre-startup Process Safety Management (PSM) process required for solvent deliveries
- Solvent deliveries have started to the facility and circulation is expected early next week
- All core operating systems have been commissioned and are ready for startup
- Start-up of commercial pellet production using virgin, PIR and PCR feeds expected in 2Q23

GROWTH 2

- Working toward agreement with AEDA to begin activities in Augusta. Preparing modules for construction in Beaumont, TX
- Initiated pre-construction engineering and permitting processes for the Antwerp, Belgium project
- Advanced the engineering process for the South Korean project in accordance with schedule
- Continued discussions on JVA with Mitsui and started feasibility study process on potential locations
- Initiating advocacy efforts to amplify PureCycle's technology within the emerging recycling space

FINANCE 3

- Secured $62M of non-dilutive debt financing and have additional PreP equipment proposals that are being evaluated
- Pursuing a range of financing options to support various growth initiatives
- PCT has submitted financing plan for one purification line in Augusta, GA; working to close the transaction by June 30, 2023

PURECYCLE
Overview Ironton Growth Finance 3

4 Ironton is Mechanically Complete Key Pre-startup and Safety requirements are complete Utility plant operational and in service PreP operational and in service Flare systems operational and in service Extruder commissioning complete All pressure testing complete Solvent delivered to site

5 Path to Pellets Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Mechanical Completion First Pellet Production Performance Test Completion Overview Ironton Growth Finance When PCT expects to complete the milestone (extra time to complete Bondholder Waiver agreement milestone date provides sufficient time for final resolution of issues and for completion of independent engineer reports) Realized adjustments relative to Q4 update Mechanical Completion Delays Due to • Extended low voltage activities • OSBL piping & engineering corrections First Pellet Production Delays Due to • Extended Pressure Test • Extended Extrusion Commissioning • Extended Operations PSSR Bondholder milestone requirements Milestone completed

6 Beaumont, TX PCT Long Term Growth Continues to Progress Augusta Initiated OSBL engineering Progressed ISBL engineering to ~90% complete Preparing modules for construction in Beaumont, TX South Korea Advanced engineering to maintain schedule and priorities defined in the joint venture Japan Continuing to make progress on a JVA with Mitsui Started feasibility study process on preferred locations Overview Ironton Growth Finance * All global expansion contingent on securing financing Belgium Initiated engineering work to support permitting process

7 1Q23 Liquidity and Changes from Prior Quarter - Actual (IN MILLIONS) Dec 31, 2022 Mar 31, 2023 change Cash and Cash Equivalents $63.9 $38.4 $(25.5) Debt Securities Available for Sale 98.6 - (98.6) Total Unrestricted $162.5 $38.4 $(124.1) Restricted Cash Plant 1 project fund (Ironton, OH) $13.2 $25.2 $12.0 Augusta Construction Escrow 39.4 24.4 (15.0) Other corporate requirements 1.3 1.3 - Reserve Requirements per Revenue Bonds General Liquidity Reserve 50.5 100.9 50.4 Capitalized Interest and Debt Reserves 38.0 50.2 12.2 Other Required Reserves 21.2 23.5 2.3 Total Restricted $163.6 $225.5 $61.9 Total Available $326.1 $263.9 $(62.2) Unrestricted Cash Changes • Bondholder Waiver agreement • $50.0M moved to restricted cash for General Liquidity Reserve • $12.2M moved to restricted cash for capitalized interest • $12.0M (net) moved to restricted cash to fund remaining Ironton • $1.6M additional Ironton reserves • $35.7M Ironton construction • $2.3M Augusta and Prep • $6.6M Payroll and benefits • $7.6M General corporate purposes • $1.1M LOC Fee • $(5.0M) net released from Augusta escrow Overview Ironton Global Finance

8 Capital Raise Strategy and Details Overview Ironton Global Finance • Manage cash burn rate until Ironton is operational • Maintain financial flexibility and optionality for PCT’s long term capital structure • Seek lower cost project finance capital for growth projects • Near term: focused on equipment financing and capital outsourcing (design, build, own, operate, maintain, or “DBOOM”) • Evaluating up to $125 million of Augusta PreP equipment and outsourcing opportunities, excluding central utilities plant (CUP) • Applied for an EU Innovation Fund grant related to Antwerp CO2 emission reduction opportunity • Executed $22 million Augusta PreP wash equipment financing with CSC Leasing • 36-month agreement with a 7% interest rate • Flexible end of lease terms • Executed $40 million shareholder loan with net proceeds of $35.9 million • December 31, 2025 maturity with a floating rate of SOFR + 7.5% • No mandatory prepayments until PCT closes secured financing at Augusta purification facility • Received proposals for additional Augusta PreP equipment financing; evaluating next steps Goals Opportunity Realized

PureCycle Q1 Highlights

1. Ironton is **mechanically complete,** pre-startup operations have commenced
2. Ironton is now functioning as a PSM facility; **Solvent is on site** and prepping for circulation
3. **Secured $62M** of non-dilutive financing for Augusta; proposals received for additional financing
4. Visible path to **closing AEDA land transaction** by June 30, 2023
5. **Preparing Augusta modules** for construction in Beaumont, TX
6. **Initiated EU engineering** which will set timing for Antwerp plant startup
7. Voted One of the **Best Places to Work** by Plastic News in 2022 for the second year in a row

PURECYCLE 9